SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 31, 2001
                                                         ----------------

                                   ECCS, INC.
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               (Exact Name of Registrant as Specified in Charter)


        New Jersey                    0-21600                   22-2288911
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


One Sheila, Tinton Falls, New Jersey                                 07724
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 747-6995
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      ITEM 5.   OTHER EVENTS.

      ECCS, Inc., a New Jersey corporation (the "Company"), has reached an agreement in principal for a private equity placement of $2,000,000 to $4,000,000 of 6% Convertible Preferred Stock. The Company is planning to have this transaction completed within the next several weeks subject to the satisfaction of certain conditions. The Company cannot make any assurances that such private placement will be consummated. The securities to be offered will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an exemption from the U. S. registration requirements. The offering proceeds will be utilized for general corporate purposes, including the financing of the Company's 2001 business plan.

      ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

      (a)   Financial Information of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit No.                   Description of Exhibit
            -----------                   ----------------------

                99                        Press Release dated January 31, 2001.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ECCS, Inc.

                                   By: /s/Gregg M. Azcuy
                                       ------------------------------------
                                       Gregg M. Azcuy
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)


Date: January 31, 2001